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EXHIBIT 10.3


                                 REVOLVING NOTE


$5,000,000                                                      December 1, 2006

         For value received, the undersigned, EMRISE CORPORATION, a Delaware corporation ("Emrise Corporation"), EMRISE ELECTRONICS CORPORATION, a New Jersey corporation ("Emrise Electronics"), RO ASSOCIATES INCORPORATED, a California corporation ("RO Associates"), and CXR LARUS CORPORATION, a Delaware corporation ("Larus"; Larus, Emrise Corporation, Emrise Electronics, and RO Associates are sometimes referred to individually herein as a "Borrower" and collectively as the "Borrowers"), hereby promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Lender"), acting through its Wells Fargo Business Credit operating division, on the Termination Date referenced in the Credit and Security Agreement dated the same date as this Revolving Note that was entered into by the Lender and the Borrowers (as amended from time to time, the "Credit Agreement"; to which reference is made for capitalized terms used by not defined in this Revolving Note), at Lender's office located at 245 S. Los Robles Avenue, Suite 700, Pasadena, California 91101, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000) or the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Revolving Note is fully paid at the rate from time to time in effect under the Credit Agreement. This Revolving Note is the Revolving Note referenced in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Revolving Note may be prepaid only in accordance with the terms of the Credit Agreement. This Revolving Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrowers shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Revolving Note is not paid when due, whether or not legal proceedings are commenced.

         The Borrowers waive, to the full extent permitted by law, the right to plead any statutes of limitations as a defense to Indebtedness represented by this Revolving Note. The Borrowers and each endorser of this Revolving Note (i) waives, to the full extent permitted by law, presentment, demand for payment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices or demands of any kind (except notices specifically provided for in the Loan Documents). Any person included as one of the Borrowers that is an accommodation party, co-maker, guarantor or other surety and each endorser of this Revolving Note hereby (I) waives all suretyship defenses, (II) consents to any and all future releases of other Borrowers and other guarantors, releases of Collateral and amendments, modifications, extensions, renewals, restatements and supplements of Loan Documents, and (III) agrees to make payment and that Lender may realize upon Collateral granted by the person without prior action by Lender against any other Borrower or any Collateral granted by any other Borrower.

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                                         EMRISE CORPORATION
                                         EMRISE ELECTRONICS CORPORATION
                                         RO ASSOCIATES INCORPORATED
                                         CXR LARUS CORPORATION


                                         By:
                                                  ------------------------------
                                         Name:
                                                  ------------------------------
                                         Its:     President



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